Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components Accounts Payable and Accrued Liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2017 MXN ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 106,483,848		$ 132,796,101
Sundry creditors	91,842,929		89,494,976
Interest payable	8,930,561		9,971,959
Guarantee deposits from customers	1,460,286		1,258,065
Dividends payable	3,955,783		3,744,025
Total	$ 212,673,407	$ 10,749	$ 237,265,126